January 2, 2003

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Carver Bancorp, Inc. ("Carver"), the holding company for Carver Federal Savings Bank, which will be held on February 4, 2003 at 10:00 a.m., at the The Studio Museum in Harlem, 144 West 125th Street, New York, New York (the "Annual Meeting"). We invite you to join members of our management team for an informal social period from 9:00 to 9:45 a.m.

         With this letter, we are including the Notice of Annual Meeting of Stockholders, the proxy statement, the proxy card and the 2002 Annual Report. The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Carver, as well as representatives of KPMG LLP, the accounting firm appointed by the Board of Directors to be Carver's independent auditors for the fiscal year ending March 31, 2003, will attend the Annual Meeting. In addition, management will report on the operations and activities of Carver, and there will be an opportunity for you to ask questions about Carver's business.

         THE BOARD OF DIRECTORS OF CARVER RECOMMENDS A VOTE "FOR" CARVER'S NOMINEES FOR ELECTION AS DIRECTOR IN PROPOSAL ONE AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2003 IN PROPOSAL TWO.

         This year for the first time we have made arrangements for you to vote over the Internet or by telephone, as well as using the traditional proxy card. See the proxy card or page 2 of the attached proxy statement for instructions on these methods of voting.

         The Board of Directors, management and employees of Carver thank you for your ongoing support and continued interest in Carver. We hope that you will join us at the Annual Meeting.

                                           Sincerely yours,

                                           /s/ Deborah C. Wright
                                           -------------------------------------
                                           Deborah C. Wright
                                           President and Chief Executive Officer



Your vote is important. Please complete, sign and return the enclosed proxy card or vote by Internet or telephone promptly, whether or not you plan to attend the Annual Meeting. By doing so, you may save Carver the expense of additional solicitation.

                              CARVER BANCORP, INC.
                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 4, 2003

--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Carver Bancorp, Inc. ("Carver") for the fiscal year ended March 31, 2002 will be held on February 4, 2003 at 10:00 a.m., at The Studio Museum in Harlem, 144 West 125th Street, New York, New York (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

         1. To elect three directors, each to serve for a three-year term expiring at the annual meeting of stockholders for the fiscal year ending March 31, 2005 and until their respective successors have been elected and qualified; and

         2. To ratify the appointment of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2003.

         If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment. As of the date of the proxy statement, Carver's management is not aware of any other such business.

         The Board of Directors has fixed December 26, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Only stockholders of Carver as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at Carver Federal Savings Bank, 75 West 125th Street, New York, New York, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

         PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTE BY INTERNET OR TELEPHONE. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                            By Order of the Board of Directors,


                            /s/ Linda J. Dunn
                            ----------------------------------------------------
                            Linda J. Dunn
                            Senior Vice President, General Counsel and Secretary

January 2, 2003

                              CARVER BANCORP, INC.
                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 4, 2003



================================================================================
                               GENERAL INFORMATION
================================================================================


GENERAL

         This proxy statement and accompanying proxy card are being furnished to stockholders of Carver Bancorp, Inc. in connection with the solicitation of proxies by the Board of Directors of Carver to be used at the annual meeting of stockholders for the fiscal year ended March 31, 2002 ("fiscal 2002") to be held on February 4, 2003 at 10:00 a.m., at The Studio Museum in Harlem, 144 West 125th Street, New York, New York, and at any adjournment or postponement thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting and proxy card, and this proxy statement, are first being mailed to stockholders on or about January 2, 2003.

         Carver, a Delaware corporation, operates as a savings and loan holding company for Carver Federal Savings Bank. In this proxy statement, we refer to Carver Bancorp, Inc. as "Carver" or the "Company" and Carver Federal Savings Bank as "Carver Federal" or the "Bank."

WHO CAN VOTE

         The Board of Directors of Carver has fixed the close of business on December 26, 2002 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. As of the close of business on November 30, 2002, the outstanding voting stock of Carver consisted of 2,295,360 shares of common stock, par value $.01 per share (the "Common Stock"), 40,000 shares of Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and 60,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"). We refer to the Common Stock, Series A Preferred Stock and Series B Preferred Stock individually or collectively as "Voting Stock." The holders of record of a majority of the total number of votes eligible to be cast in the election of directors, represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

HOW MANY VOTES YOU HAVE

         Each holder of shares of Common Stock outstanding on December 26, 2002 will be entitled to one vote for each share held of record (other than Excess Shares, as defined below) upon each matter properly submitted at the Annual Meeting.

         Each holder of Series A Preferred Stock outstanding on December 26, 2002 is entitled to 2.083 votes per share on each matter properly submitted at the Annual Meeting. Each holder of Series B Preferred Stock outstanding on December 26, 2002 is entitled to 2.083 votes per share on each matter properly submitted at the Annual Meeting. The Common Stock, Series A Preferred Stock and Series B Preferred Stock will vote together as a single class on all matters to be voted on at the Annual Meeting. As provided in Carver's Certificate of Incorporation, record holders of Voting Stock who beneficially own in excess of 10% of the outstanding shares of Voting Stock ("Excess Shares") shall be entitled to cast only one one-hundredth of one vote per share for each Excess Share. In addition, as provided in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, record holders of Series A Preferred Stock entitled to vote shall not be entitled to a number of votes greater than 4.99% of the outstanding shares of Common Stock (assuming full conversion of the Series A Preferred Stock) in the consideration of any matter submitted for a vote of holders of Common Stock.

         A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. Carver's Certificate of Incorporation authorizes the Board of Directors to interpret and apply the provisions of the Certificate of Incorporation and Bylaws governing Excess Shares and to determine on the basis of information known to it after reasonable inquiry of all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation: (1) the number of shares of Voting Stock beneficially owned by any person or purported owner; (2) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner; and (3) whether a person or purported owner has an agreement or understanding with any person or purported owner as to the voting or disposition of any shares of Voting Stock.

HOW YOU CAN VOTE

         If you are a stockholder whose shares are registered in your name, you may vote your shares by one of the three following methods:

                  VOTE BY INTERNET, by going to the web address http://www.proxyvoting.com/cny and following the instructions for Internet voting shown on the enclosed proxy card.

                  VOTE BY PHONE, by dialing 1-800-730-7859 and following the instructions for telephone voting shown on the enclosed proxy card.

                  VOTE BY PROXY CARD, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

         If you vote by telephone or Internet, please do not mail your proxy card.

         If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on. For the election of directors, you may (1) vote FOR all the nominees, (2) WITHHOLD your vote from all nominees or (3) WITHHOLD your vote from nominees you designate. See Proposal One- Election of Directors. For Proposal Two-Ratification of Appointment of Independent Auditors, you may vote "FOR", "AGAINST" or "ABSTAIN" from voting.

         IF YOU SEND IN YOUR PROXY CARD OR USE INTERNET OR TELEPHONE VOTING, BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, THE NAMED PROXIES WILL VOTE "FOR" THE NOMINEES FOR ELECTION AS DIRECTOR ("PROPOSAL ONE") AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR CARVER FOR THE FISCAL YEAR ENDING MARCH 31, 2003 ("PROPOSAL TWO").

         If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote personally at the Annual Meeting. You may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

VOTES REQUIRED

         PROPOSAL ONE. Directors are elected by a plurality of votes cast in person or by proxy at the Annual Meeting. The three nominees receiving the highest number of votes cast in person or by proxy at the Annual Meeting will be elected to the board of directors. As such, if you do not vote for a nominee, your vote will not count "for" or "against" the nominee. If you "withhold authority" for any nominee, your vote will not count "for" or "against" the nominee, unless you properly submit a new proxy card or vote at the Annual Meeting. You may not vote your shares cumulatively for the election of directors.

         If your shares are held in "street name," your broker may vote your shares without receiving instructions from you. Shares that are not voted by a broker are called "broker non-votes." Shares underlying broker non-votes will have no effect on the election of directors.

         PROPOSAL TWO. The ratification of the appointment of KPMG LLP as Carver's independent auditors requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of Voting Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. So, if you "abstain" from voting on this proposal, it has the same effect as if you voted "against" the proposal. Broker non-votes will have no effect on the outcome of this proposal.

         Management is not aware of any matters other than those set forth in the Notice of Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, including, among other things, a motion to adjourn or postpone the Annual Meeting to another time or place or both for the purpose of soliciting additional proxies or otherwise, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.

REVOCABILITY OF PROXIES

         If you are a stockholder whose shares are registered in your name, you may revoke your grant of a proxy at any time before it is voted by

                  o filing a written revocation of the proxy with Carver's Secretary;

                  o submitting another proper proxy with a more recent date than that of the proxy first given by (1) following the Internet voting instructions or (2) following the telephone voting instructions or (3) completing, signing, dating and returning a proxy card to the Company; or

                  o        attending and voting in person at the Annual Meeting.

         If you are a stockholder whose shares are not registered in your name, you may revoke your proxy by contacting your bank or broker for revocation instructions.

         We are soliciting proxies only for the Annual Meeting. If you grant us a proxy to vote your shares, the proxy will be exercised only at the Annual Meeting.

DISSENTERS' RIGHT OF APPRAISAL

         Pursuant to Delaware corporation law, the actions contemplated to be taken at the Annual Meeting do not create appraisal or dissenters' rights.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Other than for the election of directors, no current or nominated director or executive officer, nor any of their associates, has any direct or indirect interest in any matter to be acted upon at the Annual Meeting.

SOLICITATION OF PROXIES

         This proxy is being solicited by the Board of Directors of Carver. In addition to solicitation by mail, certain directors, officers and employees of Carver may solicit proxies for the Annual Meeting from Carver stockholders personally or by telephone or telegram without additional remuneration therefor. Carver will also provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.

         Carver has retained the proxy solicitation firm of Morrow & Company, Inc. ("Morrow") to assist in the solicitation of proxies. Pursuant to Carver's agreement with Morrow, Morrow will provide various proxy advisory and solicitation services for Carver at an anticipated cost of $5,000 plus reasonable out-of-pocket expenses. Carver will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this proxy and any additional information furnished to Carver stockholders.


================================================================================
                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT
================================================================================


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of November 30, 2002, certain information as to shares of Voting Stock beneficially owned by persons owning in excess of 5% of any class of Carver's outstanding Voting Stock. Carver knows of no person, except as listed below, who beneficially owned more than 5% of any class of the outstanding shares of our Voting Stock as of November 30, 2002. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission ("SEC") and with Carver pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of these tables, of any shares of stock (1) over which he or she has or shares, directly or indirectly, voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after November 30, 2002. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                                                                    AMOUNT AND
                                                                    NATURE OF         PERCENT OF        PERCENT OF
                                      NAME AND ADDRESS              BENEFICIAL           CLASS         COMMON STOCK
       TITLE OF CLASS                OF BENEFICIAL OWNER            OWNERSHIP        OUTSTANDING(1)     OUTSTANDING
       --------------                -------------------            ---------        --------------     -----------
Common Stock                  EQSF Advisers, Inc.                    218,500(2)           9.52%            9.52%
                              767 Third Avenue
                              New York, NY 10017

Common Stock                  Koch Asset Management, L.L.C.          217,050(3)           9.46%            9.46%
                              1293 Mason Road
                              Town & Country, MO 63131

Common Stock                  RASARA Strategies, Inc.                204,000(4)           8.89%            8.89%
                              160 North State Road
                              Briarcliff Manor, NY 10510

Common Stock                  Richard Parsons                        140,000(5)           6.10%            6.10%
                              166 Duane Street PHB
                              New York, NY 10013

Common Stock                  Employee Stock Ownership Plan          133,361(6)           5.81%            5.81%
                              Trust (the "ESOP Trust")
                              75 West 125th Street
                              New York, NY 10027

Series A Preferred Stock      Morgan Stanley & Co. Incorporated       40,000(7)         100%               3.50%
                              1585 Broadway
                              New York, NY10036

Series B Preferred Stock      Provender Opportunities Fund L.P.       60,000(8)         100%               5.16%
                              17 State Street
                              New York, NY 10004

----------
(1) On November 30, 2002 there were outstanding 2,295,360, 40,000 and 60,000 shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, respectively.

(2) Based on an amended Schedule 13G/A, filed as of February 15, 2002 with the SEC jointly by EQSF Advisers, Inc. ("EQSF"), M.J. Whitman Advisers, Inc. ("MJWA") and Martin J. Whitman, the Chief Executive Officer and controlling person of EQSF and MJWA. EQSF beneficially owns 218,500 shares of Common Stock. Mr. Whitman disclaims beneficial ownership of such stock. Third Avenue Value Fund, Inc., an investment company registered under the Investment Company Act of 1940, has the right to receive dividends with respect to, and proceeds from the sale of, such shares. EQSF has sole voting and dispositive power over such shares.

(3) Based on an amended Schedule 13G, filed as of March 8, 2002 with the SEC jointly by Koch Asset Management, L.L.C. ("KAM") and Donald Leigh Koch, the sole Managing Member of KAM. KAM is a registered investment adviser which furnishes investment advice to individual clients by exercising trading authority over securities held in accounts on behalf of such clients (collectively, the "Managed Portfolios"). In its role as an investment adviser to its clients, KAM has sole dispositive power over the Managed Portfolios and may be deemed to be the beneficial owner of shares of Common Stock held by such Managed Portfolios, and Mr. Koch may be deemed to have the power to exercise any dispositive power that KAM may have with respect to the Common Stock held by the Managed Portfolios. However, KAM does not have the right to vote or to receive dividends from, or proceeds from the sale of, the Common Stock held in such Managed Portfolios and disclaims any ownership associated with such rights. Mr. Koch, individually, and Mr. Koch and his spouse, jointly, own and hold voting power with respect to Managed Portfolios containing approximately 59,000 shares of Common Stock, or an aggregate of approximately 2.56% of the total number of outstanding shares of Common Stock (the "Koch Shares"). Other than with respect to the Koch Shares, all shares reported in the Schedule 13G/A have been acquired by KAM, and Mr. Koch and his spouse disclaim beneficial ownership, voting rights, rights to dividends, or rights to sale proceeds associated with such shares.

(4) Based on a Schedule 13G, dated as of October 15, 2002, delivered to the Company.

(5)      Based on a Schedule 13G, filed as of March 13, 2002.

(6) Based on a Schedule 13G filed as of February 15, 2002 with the SEC by the Carver Bancorp, Inc. Employee Stock Ownership Plan Trust (the "ESOP Trust"). The Carver ESOP Committee (the "Administrative Committee") established to administer the Carver Employee Stock Ownership Plan (the "ESOP") consists of officers of the Bank. The ESOP's assets are held in the ESOP Trust, for which HSBC Bank USA served as trustee through July 25, 2002. As of July 26, 2002, GreatBanc Trust Company serves as trustee (the "ESOP Trustee"). The Administrative Committee instructs the ESOP Trustee regarding the investment of funds contributed to the ESOP. Common Stock purchased by the ESOP Trust is held in a suspense account and allocated to participants' accounts annually based on contributions made to the ESOP by the Bank. Shares released from the suspense account are allocated among participants in proportion to their compensation, as defined in the ESOP, for the year the contributions are made, up to the limits permitted under the Internal Revenue Code ("I.R.C."). The ESOP Trustee must vote all allocated shares held in the ESOP Trust in accordance with the instructions of participants. As of December 31, 2001, a total of 90,204 shares had been allocated, but not distributed, to participants. Under the ESOP, unallocated shares or shares for which no voting instructions have been received will be voted by the ESOP Trustee in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions.

(7) Morgan Stanley and Co., Incorporated ("Morgan Stanley") holds 40,000 shares of Carver's Series A Preferred Stock, which Carver issued on January 11, 2000 through a private placement. The Series A Preferred Stock accrues annual dividends of $1.96875 per share. Each share of Series A Preferred Stock was purchased for $25.00 and is convertible at the option of the holder at any time into 2.083 shares of Carver's Common Stock, subject to certain antidilution adjustments. Carver may redeem the Series A Preferred Stock beginning January 15, 2004. In the event of any liquidation, dissolution or winding up of Carver, whether voluntary or involuntary, the holders of the shares of Series A Preferred Stock shall be entitled to receive $25.00 per share of Series A Preferred Stock plus all dividends accrued and unpaid thereon. Morgan Stanley is deemed to have beneficial ownership of 83,320 shares or 3.60% of Carver's Common Stock since it may elect to convert the Series A Preferred Stock at any time. Pursuant to a Securities Purchase Agreement, dated January 11, 2000, among Morgan Stanley, Provender (as defined below) and Carver, Morgan Stanley has agreed not to grant any proxies with respect to the Series A Preferred Stock or any Common Stock of Carver other than as recommended by Carver's Board of Directors without first obtaining Carver's prior consent.

(8) Provender Opportunities Fund L.P. ("Provender") holds 60,000 shares of Carver's Series B Preferred Stock, which Carver issued on January 11, 2000 through a private placement. The Series B Preferred Stock accrues annual dividends at $1.96875 per share. Each share of Series B Preferred Stock was purchased for $25.00 and is convertible at the option of the holder at any time into 2.083 shares of Carver's Common Stock, subject to certain antidilution adjustments. Carver may redeem the Series B Preferred Stock beginning January 15, 2004. In the event of any liquidation, dissolution or winding up of Carver, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock shall be entitled to receive $25.00 per share of Series B Preferred Stock plus all dividends accrued and unpaid thereon. Provender is deemed to have beneficial ownership of 125,000 shares or 5.40% of Carver's Common Stock since it may elect to convert the Series B Preferred Stock at any time. Pursuant to a Securities Purchase Agreement, dated January 11, 2000, among Morgan Stanley, Provender and Carver, Provender has agreed not to grant any proxies with respect to the Series B Preferred Stock or any Common Stock of Carver other than as recommended by Carver's Board without first obtaining Carver's prior consent.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information about the shares of Voting Stock beneficially owned by each nominee, each director, by each Named Executive Officer identified in the Summary Compensation Table included in this proxy statement, and all directors and executive officers of Carver or Carver Federal, as a group, as of November 30, 2002. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Voting Stock indicated. As of the date of this proxy statement, no nominee, other than Strauss Zelnick, beneficially owns any shares of Voting Stock.

                                                 AMOUNT AND NATURE                        PERCENT OF AMOUNT
                                                   OF BENEFICIAL                            AND NATURE OF          SERIES B
                                                OWNERSHIP OF COMMON      PERCENT OF           BENEFICIAL       PREFERRED STOCK
                                                       STOCK            COMMON STOCK         OWNERSHIP OF        OUTSTANDING
          NAME                   TITLE                 (1) (2)         OUTSTANDING (3)         SERIES B        PREFERRED STOCK
          ----                   -----                 -------         ---------------         --------        ---------------
Frederick O. Terrell      Chairman                    127,919 (4)           5.28%             60,000(4)              100%

Deborah C. Wright (5)(7)  President, Chief             77,916               3.32%                --                  --
                          Executive Officer
                          and Director

Kevin Cohee (6)           Director                      1,600                 *                  --                  --

David L. Hinds            Director                      7,675                 *                  --                  --

Robert Holland, Jr.       Director                     11,963                 *                  --                  --

Pazel G. Jackson, Jr.     Director                      2,000                 *                  --                  --

Strauss Zelnick           Director                      8,530                 *                  --                  --

Teri Williams (6)         Director                      1,600                 *                  --                  --

Margaret D. Peterson (7)  Senior Vice                   6,249                 *                  --                  --
                          President and Chief
                          Human Resources
                          Officer

Devon W. Woolcock         Senior Vice                   3,807                 *                  --                  --
                          President and Chief
                          of Retail Banking

Linda J. Dunn (7)         Senior Vice                   2,391                 *                  --                  --
                          President, General
                          Counsel and
                          Secretary

Frank J. Deaton (7)       Senior Vice                   1,050                 *                  --                  --
                          President and Chief
                          Auditor

All directors and executive                           304,277              12.05%               60,000               100%
officers as a group (7)(8)(9)




* Less than 1% of outstanding Common Stock.

(1)      Includes 600, 60,000, 400, 400, 400, 800, 400, 400, 1,333, 2,666, and
         2,666 shares which may be acquired by Mr. Terrell, Ms. Wright, Mr. Cohee, Mr. Hinds, Mr. Holland, Jr., Mr. Jackson, Ms. Williams, Mr. Zelnick, Ms. Dunn, Ms. Peterson and Mr. Woolcock, respectively, pursuant to options granted under the Carver Bancorp, Inc. 1995 Stock Option Plan (the "Option Plan") which such person has the right to acquire within 60 days after November 30, 2002 by the exercise of stock options.

(2)      Excludes 600, 2,902, 600, 600, 600, 600, 600, 667, and 334 shares of restricted stock granted to Mr. Terrell, Ms. Wright, Mr. Cohee, Mr. Hinds, Mr. Holland, Jr., Ms. Williams, Mr. Zelnick, Ms. Dunn and Ms. Peterson, respectively, respectively, pursuant to the Carver Bancorp, Inc. Management Recognition Plan (the "MRP") which have not vested and with respect to which such individuals have neither voting nor dispositive power.

(3) Percentages with respect to each person or group of persons have been calculated on the basis of 2,295,360 shares of Common Stock, the total number of shares of Common Stock outstanding as of November 30, 2002 plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after November 30, 2002 by the exercise of stock options.

(4) Includes 60,000 Shares of the Series B Preferred Stock owned by Provender. Provender is also deemed to have beneficial ownership of the 125,000 shares of Common Stock into which the Series B Preferred Stock may be converted at any time. As a Managing Partner and Chief Executive Officer of Provender, Mr. Terrell may be deemed to beneficially own such securities. Mr. Terrell disclaims beneficial ownership of such securities.

(5) Ms. Wright was awarded 30,000 options to purchase Shares of Common Stock at a price per share of $8.125 under the Option Plan, 15,000 of which vested as of June 1, 1999, 5,000 of which vested on June 1, 2000, 5,000 of which vested on June 1, 2001 and the remainder of which vested on June 1, 2002. On June 1, 2000, Ms. Wright was awarded 30,000 options to purchase shares of Common Stock at a price per share of $8.21 under the Option Plan, 10,000 of which vested on June 1, 2001 10,000 of which vested on June, 1, 2002, and the remaining 10,000 options will vest on June 1, 2003. On August 22, 2001, Ms. Wright was awarded options to purchase 30,000 shares of Common Stock at a price per share of $9.93, 10,000 of which vested on August 22, 2002, and 10,000 of which will vest on each of August 22, 2003 and August 22, 2004. On June 12, 2002, Ms. Wright was awarded options to purchase 30,000 shares of Common Stock at a price per share of $12.06, 10,000 of which will vest on each of June 12, 2003, June 12, 2004 and June 12, 2005. On June 1, 1999, Ms.
         Wright was awarded 7,500 shares of restricted stock under the MRP, 2,500 of which vested on each of June 1, 2000, June 1, 2001 and June 1, 2002; on September 18, 2001 Ms. Wright was awarded 1,817 shares of restricted stock under the MRP that vested on September 18, 2001; and on June 12, 2002 Ms. Wright was awarded 2,902 shares of restricted stock under the MRP that will vest on each of June 12, 2003, June 12, 2004 and June 12, 2005.

(6) According to Form 4, dated September 23, 2002, delivered to the Company. Includes 800 shares beneficially owned by spouse who is also a director of the Company.

(7) Includes 5,875 shares in the aggregate held by the ESOP Trust that have been allocated as of December 31, 2001 to the individual accounts of executive officers under the ESOP and as to which an executive officer has sole voting power for the shares allocated to such person's account, but no dispositive power, except in limited circumstances. Also includes 32,849 unallocated shares held by the ESOP Trust as of January 1, 2002 as to which the Board shares voting and dispositive power. Each member of the Board disclaims beneficial ownership of the shares held in the ESOP Trust.

(8) Includes 73,246 shares that may be acquired by executive officers and directors pursuant to options granted under the Option Plan by the exercise of stock options. Excludes the 8,516 unvested shares of restricted stock awarded to the executive officers and directors with respect to which such executive officers and directors have neither voting nor dispositive power.

(9) Includes 125,000 shares of Common Stock issuable on conversion of the Series B Preferred Stock held by Provender.

EXECUTIVE OFFICERS AND KEY MANAGERS OF CARVER AND CARVER FEDERAL

         Biographical information for Carver's executive officers and key managers who are not directors is set forth below. Such executive officers and key managers are officers and managers of Carver and the Bank. The information is provided as of November 30, 2002.

EXECUTIVE OFFICERS

         FRANK J. DEATON, 34, is Senior Vice President and Chief Auditor. Prior to joining Carver in May 2001, he was Vice President and Risk Review Manager with Key Bank in Cleveland, Ohio where he was responsible for developing the scope and overseeing completion of credit, operational and regulatory compliance audits for a variety of business units. Mr. Deaton had joined Key Bank in 1990. Mr. Deaton is a Certified Bank Auditor and a member of the Institute of Internal Auditors.

         LINDA J. DUNN, 46, is Senior Vice President, General Counsel and Corporate Secretary. She joined Carver in June 2001. Ms. Dunn had been a corporate associate at the law firm Paul, Weiss, Rifkind, Wharton & Garrison since 1994. From 1987 to 1991, she was an Assistant Vice President in the Consumer Products Division of Chemical Bank. Ms. Dunn earned B.A., M.B.A. and J.D. degrees from Harvard University.

         WILLIAM C. GRAY, 47, is Senior Vice President and Chief Financial Officer. He joined Carver in February 2002. Mr. Gray had been employed by Dime Savings Bank since 1992, most recently serving as Vice President/Director of Business Unit Planning and Support in the Corporate Controller's Department where he was responsible for identifying and evaluating strategic initiatives for several businesses. Prior to that, he held positions at Dime Savings Bank, State Savings, F.A. and Richmond Hill Savings Bank. He earned a B.A. in Accounting at Adelphi University.

         CATHERINE A. PAPAYIANNIS, 42, is Executive Vice President and Chief Operating Officer. She joined Carver in June 2002 from Atlantic Bank where she had been employed since 1995. At Atlantic Bank, Ms. Papayiannis most recently held the position of Senior Vice President/Director of Community Banking and was responsible for Atlantic's Community Banking Group and its retail distribution network of 12 branches in New York and Boston, offsite ATM network, wealth management services, cash management services, residential and consumer lending and small business banking. From 1989 to 1995, Ms. Papayiannis was employed by Olympian Bank of Brooklyn, New York where she held numerous roles, including Vice President and Comptroller, Vice President/Community Banking, and Vice President/Branch Administrator. Prior to that, she held positions at mortgage banking and investment banking firms. Ms. Papayiannis earned a B.B.A. and an M.B.A. from Baruch College.

         MARGARET D. PETERSON, 52, is Senior Vice President and Chief Human Resources Officer. Ms. Peterson joined Carver in November 1999 from Deutsche Bank where she had served as a Compensation Planning Consultant in Corporate Human Resources. Prior to that, Ms. Peterson was a Vice President and Senior Human Resources Generalist for Citibank Global Asset Management. Ms. Peterson also has 10 years of systems and technology experience from various positions held at JP Morgan and Chase Manhattan Bank. Ms. Peterson earned a B.P.S. degree from Pace University, a M.B.A. from Columbia University as a Citicorp Fellow, and has been designated a Certified Compensation Professional by the American Compensation Association.

         DEVON W. WOOLCOCK, 36, is Senior Vice President and Chief of Retail Banking. He is a 12-year veteran of retail banking. He joined Carver in July 2000 from Citibank where he rose to Division Executive Vice President and where, most recently, he managed six branches in Brooklyn and Queens. Mr. Woolcock began his career with Barnett Bank in Florida. Mr. Woolcock attended college at the University of Houston and Bethune Cookman College.

KEY MANAGERS

         BENNETT E. RAGLIN, 39, is Vice President and Information Technologies Director. He joined Carver in March 2000. Prior to joining Carver, he was a Network Consultant for BMW North America where he performed various functions including change management, needs analysis, systems installations, and Y2K readiness. Mr. Raglin is a Microsoft Certified System Engineer, a Microsoft Certified Trainer, a NYS Certified Vocational Trainer and a member of the Project Management Institute. Mr. Raglin earned a B.A. degree from Talladega College.

         EVAN JALAZO, 39, is Vice President and Controller. He joined Carver in April 2002. Prior to joining Carver, he was Vice President of Financial Accounting at Cantor Fitzgerald Securities where he was responsible for global accounts receivable, compensation and partnership accounting. Prior to that,

Mr. Jalazo was a Vice President and financial officer at Dime Savings Bank. Mr. Jalazo earned a B.A. in Accounting from Hofstra University.

================================================================================
                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS
================================================================================

GENERAL

         The Certificate of Incorporation of Carver provides that Carver's Board of Directors shall be divided into three classes, as nearly equal in number as possible. The directors of each class serve for a term of three years, with one class elected each year. In all cases, directors serve until their successors are elected and qualified.

         Carver's Board of Directors has the discretion to fix the number of directors by resolution and, prior to the Annual Meeting, has so fixed this number at 8. The terms of three directors expire at the Annual Meeting. Director Strauss Zelnick, whose term is expiring, has been nominated by the Board of Directors to be re-elected at the Annual Meeting, to serve for a term of three years and until his respective successor is elected and qualified. In addition, Carol Baldwin Moody and Edward E. Ruggiero have been nominated by the Board of Directors to be elected at the Annual Meeting, each to serve for a term of three years and until their respective successors are elected and qualified.

         Each nominee has consented to being named in this proxy statement and to serve if elected. However, if any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to the nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between Carver and any director or nominee pursuant to which such person was elected or nominated to be a director of Carver. For information with respect to the ownership of shares of the Common Stock by directors and the nominees, see "General Information --Security Ownership of Certain Beneficial Owners and Management--Security Ownership of Management."

                                                          END            POSITION HELD WITH
                 NAME                      AGE (1)      OF TERM       CARVER AND CARVER FEDERAL       DIRECTOR SINCE
                 ----                      -------      -------       -------------------------       --------------
NOMINEES FOR THREE-YEAR TERM EXPIRING
IN 2005
Strauss Zelnick                              45          2002                 Director                   2000
Carol Baldwin Moody                          46           --                  None                       --
Edward B. Ruggiero                           50           --                  None                       --



                                       10

CONTINUING DIRECTORS
Frederick O. Terrell                         47          2003      Chairman                                2000
Robert Holland, Jr.                          62          2003      Director                                2000
David L. Hinds                               56          2004      Director                                2000
Pazel G. Jackson, Jr                         70          2004      Director                                1997
Deborah C. Wright                            44          2004      President, Chief Executive              1999
                                                                   Officer and Director

(1)      As of November 30, 2002.

         The principal occupation and business experience of the nominee for election as director and each Continuing Director is set forth below.

NOMINEES FOR ELECTION AS DIRECTOR

         STRAUSS ZELNICK is the founder of ZelnickMedia LLC, an investment and advisory firm specializing in media and entertainment. From 1998 to 2000, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a $4.7 billion music and entertainment unit of Bertelsmann A.G., where he managed one of the world's largest music and entertainment companies with more than 200 record labels and operations in 54 countries as well as one of the leading music publishing companies and the world's largest record club. Before joining BMG, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive entertainment software. Prior to that, he worked for four years as President and Chief Operating Officer of 20th Century Fox and spent the previous three years at Vestron Inc. as a senior executive, becoming President and Chief Operating Officer. Mr. Zelnick also served as Vice President for the International Television Division of Columbia Pictures. Mr. Zelnick serves on the boards of Insignia Financial Group, UGO Networks and On2.com and serves on the Board of Trustees of Wesleyan University and WNYC. Mr. Zelnick holds a B.A. from Wesleyan University and a J.D. and M.B.A. from Harvard University.

         CAROL BALDWIN MOODY is the Managing Director of TWC/Latin America Partners, LC, a position she assumed in April 2000. Prior to that, she was the Head of Compliance/Global Relationship Banking at Citibank. In that role, she was responsible for assisting the business in its responsibilities to comply with all applicable laws, regulations, corporate policies and standards in over 90 countries, including 22 countries in Latin America. From 1984 to 1994, she held several senior legal positions at Citibank. She is recognized for her expertise in corporate governance and legal vehicle structure issues as well as domestic and international legal and regulatory issues. Prior to joining Citibank, Ms. Baldwin Moody served as a corporate associate at Debevoise and Plimpton from 1982 to 1988 where she focused on corporate finance, mergers and acquisitions, general corporate and securities law. She is active in many charitable and educational activities, including serving as a member of the Brister Society of the University of Pennsylvania. Ms. Baldwin Moody holds a B.S.E. from the Wharton School of the University of Pennsylvania and a J.D. from Columbia University.

         EDWARD B. RUGGIERO is Vice President, Corporate Finance at AOL Time Warner, Inc., where he is responsible for the planning and management of AOL Time Warner's overall capital structure and financial risk position. Mr. Ruggiero joined AOL Time Warner in 1996. Prior to that, he was Executive Vice President-Corporate Finance and Strategy for Dime Savings Bank of New York, FSB. During his 14 years with Dime, he served in various management positions, including Controller, Chief Planning and Compliance Officer and Chief Operating Officer of its mortgage banking subsidiary. Prior to joining Dime, Mr. Ruggiero was employed by The New York Bank For Savings and the accounting firm of Ernst & Young. Mr. Ruggiero holds a B.S. from St. John's University.

--------------------------------------------------------------------------------

                         THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                        FOR EACH NOMINEE FOR ELECTION AS DIRECTOR.
                        ---

                   PLEASE MARK YOUR VOTE ON THE ENCLOSED PROXY CARD AND
                    RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE
                             OR VOTE BY INTERNET OR TELEPHONE.

--------------------------------------------------------------------------------

CONTINUING DIRECTORS

         DAVID L. HINDS is a retired Managing Director of Deutsche Bank. During his extensive career at Deutsche Bank and Bankers Trust, Mr. Hinds led several operating divisions, a start-up technology division and a global marketing and sales organization. Most recently, he was Managing Director/Partner for Deutsche Bank's Global Cash Management and Trade Finance Division, where he had profit and loss responsibility for all business activities, including global sales, operations, product management, credit and technology. He is a board member of the SBLI Mutual Life Insurance Company, past President of the Executive Leadership Council, Co-Founder of the Urban Bankers Coalition and Chairman of the NAACP New York Act- So Advisory Committee.

         ROBERT HOLLAND, JR. was Chairman and Chief Executive Officer of Workplace Integrators, a Southeast Michigan company he acquired in June 1997 and built into one of the largest Steelcase Office Furniture dealerships in the United States. He divested this business in April 2001. Mr. Holland was formerly President and Chief Executive Officer of Ben & Jerry's, Chairman and Chief Executive Officer of Rokher-J, Inc. and a partner with McKinsey & Company. Mr. Holland is a member of the Boards of The MONY Group, Lexmark International, Inc., Tricon Restaurants, Inc., Mazaruni Granite Products and the Harlem Junior Tennis Program, is Vice Chairman of the Board of Trustees of Spelman College and is a member of the Executive Board of the Harvard Journal of African-American Public Policy.

         PAZEL G. JACKSON, JR. is a retired Senior Vice President of JPMorgan Chase. From January 1995 to 2000, Mr. Jackson was responsible for new business development in targeted markets throughout the United States. Prior to joining JPMorgan Chase, Mr. Jackson served as the Senior Credit Officer of the Residential Mortgage Division of Chemical Bank. Mr. Jackson's previous business experience also includes employment as a Senior Vice President in charge of Commercial and Residential Lending at The Bowery Savings Bank, which he joined in 1969. Mr. Jackson is a licensed professional engineer and earned his M.B.A. from Columbia University.

         FREDERICK O. TERRELL is Managing Partner and Chief Executive Officer of Provender Capital Group, LLC, a private equity investment firm based in New York and Los Angeles. Prior to forming Provender in 1997, Mr. Terrell was a Managing Director and Partner with Credit Suisse First Boston. He is a member of the Boards of Vanguarde Media, Inc., Empire Health Choice, Inc., The Diversity Channel, Inc., PacPizza LLC and the Yale School of Management. Mr. Terrell received his B.A. degree from La Verne College, an M.A. from Occidental College and his M.B.A. from the Yale School of Management.

         DEBORAH C. WRIGHT is President, Chief Executive Officer and Director of Carver and Carver Federal. Prior to joining Carver on June 1, 1999, Ms. Wright was President & CEO of the Upper Manhattan Empowerment Zone Development Corporation, a position she had held since May 1996, and Commissioner of the Department of Housing Preservation and Development from 1994 through 1996. Previously, Ms. Wright was a member of the New York City Housing Authority Board. She is a member of the Board of Overseers of Harvard University and the boards of Kraft Foods, Inc., the Lower Manhattan Redevelopment Corporation, the Initiative for a Competitive Inner City, the New York City Partnership, Inc. and The Ministers and Missionaries Benefit Board of the American Baptist Churches. Ms. Wright earned A.B., J.D. and M.B.A. degrees from Harvard University.

BOARD AND COMMITTEE MEETINGS

         The Board of Directors of Carver holds regular meetings and special meetings as needed. During fiscal 2002, the Board of Carver met eight times. Other than Kevin Cohee and Dennis Walcott, no director attended fewer than 75%, in the aggregate, of the total number of Carver Board meetings held while he or she was a member of the Board during fiscal 2002 and the total number of meetings held by committees on which he or she served during such fiscal year. Mr. Walcott resigned from the Board effective December 31, 2001 following his appointment as Deputy Mayor for Mayor Michael R. Bloomberg. The nature and composition of the Executive, Nominating/Corporate Governance, Compensation and Finance and Audit Committees are described below.

         EXECUTIVE COMMITTEE. Pursuant to the Bylaws of Carver, the Executive Committee is authorized to act as appropriate between meetings of the Board. Members of this committee are Directors Deborah C. Wright (Chairman), Frederick
O. Terrell, David L. Hinds, Robert Holland, Jr. and Pazel G. Jackson, Jr. The Executive Committee met two times during fiscal 2002.

         NOMINATING/CORPORATE GOVERNANCE COMMITTEE. The Nominating/Corporate Governance Committee consists of Directors Robert Holland, Jr. (Chairman) and Frederick O. Terrell. All members are outside directors except that during fiscal 2002 the Bylaws provided that the Chief Executive Officer shall serve as an ex-officio voting member of the committee. As of October 29, 2002, the Bylaws were amended to provide that the Chief Executive Officer is no longer an ex-officio member of the committee. The Nominating/Corporate Governance Committee's functions include considering qualifications of prospective Board member candidates, conducting research to identify and recommend nomination of suitable candidates who are willing to serve as members of the Board, reviewing the experience, background interests, ability and availability of prospective nominees to meet time commitments of the Board and committee responsibilities, consideration of nominees recommended by stockholders who comply with procedures set forth in the Company's Bylaws, described on page 26, and determining whether any prospective member of the Board has any conflicts of interest which may impair the individual's suitability for such service. The committee also has responsibility to monitor current members of the Board in light of the same guidelines used to select candidates and to advise the Board in matters of corporate governance.

         The committee met one time during fiscal 2002. The Nominating/Corporate Governance Committee also met on November 19, 2002 to nominate directors for election at the Annual Meeting. Only those nominations made by the Nominating/Corporate Governance Committee will be voted upon at the Annual Meeting. For a description of the proper procedure for stockholder nomination, see "Additional Information--Notice of Business to be Conducted at Annual Meeting" in this proxy statement.

         COMPENSATION COMMITTEE. The Compensation Committee consists of Directors Strauss Zelnick (Chairman) and Frederick O. Terrell. During fiscal 2002, Carver's Bylaws provided that the Chief Executive Officer shall serve as an ex-officio non-voting member of the committee. As of October 29, 2002, the Bylaws were amended to provide that the Chief Executive Officer is no longer an ex-officio member of the committee. The Compensation Committee oversees the development, implementation and conduct of employment and personnel policies, notices and procedures, including the administration of the compensation and benefit programs. The Compensation Committee met one time during fiscal 2002.

         FINANCE AND AUDIT COMMITTEE. The Finance and Audit Committee of Carver consists of Directors David L. Hinds (Chairman), Robert Holland, Jr., Pazel G. Jackson, Jr. and Frederick O. Terrell. The Finance and Audit Committee's primary duties and responsibilities are to:

                  o Monitor the integrity of Carver's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

                  o Manage the independence and performance of Carver's independent public auditors and internal auditing department;

                  o Monitor the process for adhering to laws, regulations and the Code of Ethics; and

                  o Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

         The Finance and Audit Committee met seven times during fiscal 2002.

REPORT OF THE FINANCE AND AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         THIS REPORT IS FURNISHED BY THE CARVER FINANCE AND AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AS REQUIRED BY THE RULES OF THE SEC UNDER THE EXCHANGE ACT. THE REPORT OF THE FINANCE AND AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 ("SECURITIES ACT") OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT CARVER SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

         On December 9, 2002 the Board of Directors adopted an amended written charter that sets forth the Finance and Audit Committee's duties and responsibilities and reflects applicable American Stock Exchange rules and new SEC regulations. A copy of the charter is included as an Appendix A to this proxy statement.

         All members of the Finance and Audit Committee are independent as defined in American Stock Exchange's listing standards. The Finance and Audit Committee received the required written disclosures and letter from KPMG LLP, Carver's independent accountants, required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence. The Finance and Audit Committee reviewed and discussed with the Company's management and KPMG LLP the audited financial statements of the Company contained in the Company's fiscal 2002 Annual Report on Form 10-K. The Finance and Audit Committee has also discussed with KPMG LLP the matters required to be discussed pursuant to the Codified Statements on Auditing Standards (SAS 61).

         Based on its review and discussions described in the immediately preceding paragraph, the Finance and Audit Committee recommended to the Board of Directors that the audited financial statements included in the Company's fiscal 2002 Annual Report on Form 10-K be included in that report.

                                             FINANCE AND AUDIT COMMITTEE
                                             David L. Hinds (Chairman)
                                             Pazel G. Jackson, Jr.
                                             Robert Holland, Jr.
                                             Frederick O. Terrell


DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Carver's directors, other than the Chief Executive Officer, receive $600 for each meeting Carver's Board of Directors that they attend, except that the Chairman receives a fee of $850 per meeting. In addition, the Chairman of the Board receives a quarterly retainer fee of $1,000. Fees for executive committee meetings are $700 per meeting and $475 for all other committee meetings. Ms. Wright does not receive fees for her attendance at meetings of either Carver's or Carver Federal's Board of Directors or their respective committees. Directors of Carver also serve as directors of Carver Federal, but do not receive additional fees for service as directors of Carver Federal for meetings held on the same date. Directors may opt to receive their fees in cash, stock or stock options under the Carver Bancorp, Inc. Compensation Plan for Non-Employee Directors.

         OPTION PLAN. Carver maintains an Option Plan (the "Option Plan") for the benefit of its directors and certain key employees. Any individual who becomes an outside director following the effective date of the Option Plan will be granted options to purchase 1,000 shares of Common Stock with an exercise price equal to the greater of $10.38 per share or the fair market value of a share of Common Stock on the date of the grant. Options granted under the Option Plan generally vest in five equal annual installments commencing on the first anniversary of the effective date of the grant, provided the recipient is still a director of Carver or Carver Federal on such date. In September 1997, the Option Plan was amended to provide the Compensation Committee with discretion to grant stock options that will vest and become exercisable pursuant to a vesting schedule that differs from the Option Plan's standard five-year schedule. The Option Plan continues to provide that, upon the death or disability of an option holder, all options previously granted to such individual will automatically become exercisable. On February 27, 2001, the shareholders of Carver approved an amendment to the Option Plan to increase the number of shares of Common Stock available for issuance under the Option Plan by 200,000.

         MANAGEMENT RECOGNITION PLAN. Carver maintains a Management Recognition Plan (the "MRP") for the benefit of its directors and certain key employees. Any individual who becomes an outside director following the effective date of the MRP will be granted 1,000 shares of restricted stock. Awards granted under the MRP will generally vest in five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still a director of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto. The MRP was also amended in September 1997 to permit the Compensation Committee, in its discretion, to grant restricted stock awards with vesting schedules that differ from the MRP's standard five-year schedule.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         THIS REPORT IS FURNISHED BY CARVER'S COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS AS REQUIRED BY THE RULES OF THE SEC UNDER THE EXCHANGE ACT. THE REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT CARVER SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER THE SECURITIES ACT OR THE EXCHANGE ACT.

         The Compensation Committee is responsible for establishing the policies which govern employee compensation and stock ownership programs. The Compensation Committee annually reviews and makes recommendations to the Board of Directors regarding the compensation of Carver's executive officers, including the compensation of the Chief Executive Officer ("CEO") of Carver and Carver Federal. The overall compensation structure of Carver is aimed at establishing a total compensation package that both rewards strong individual and Carver performance and remains competitive with compensation levels at similar institutions.

         Base salary levels for executive officers and key managers are designed to be competitive with cash compensation levels paid to executives at banking and thrift institutions of comparable size. Benefit plans, consisting of a 401(k) Plan, ESOP and group insurance coverages, are designed to provide for the health and welfare of employees, including executive officers, and their families, as well as for their long-term financial and retirement needs. After a review, effective September 2002 base salaries at year end fiscal 2002 were increased 6% on average for executive officers, a level deemed appropriate using the above criteria.

         Long-term incentives are provided to executive officers in the form of stock option and restricted stock awards under the Option Plan and the MRP. These plans are designed to provide incentives for longer-term positive performance of the executive officers and to align their financial interests to those of Carver's shareholders by providing executives the opportunity to participate in the appreciation of Carver's Common Stock that may occur after the date of grant of such awards or options. In addition to the Option Plan and MRP, Carver provides stock benefits to its employees, including its executive officers, through the ESOP. Pursuant to the ESOP, each of Carver's executive officers has an individual account within the ESOP Trust which is invested primarily in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of Carver. Options to purchase from 2,250 to 2,700 shares of Common Stock were granted under the Option Plan to the Named Executive Officers in fiscal 2002. No restricted stock awards under the MRP were granted to executive officers, other than the Chief Executive Officer, for fiscal 2002.

         The Compensation Committee reviews and updates Carver's compensation program on an ongoing basis in order to continue to offer a total compensation package that provides incentives for strong individual performance and performance of Carver and Carver Federal and is competitive with comparable banking institutions. In this regard, the Compensation Committee has engaged the services of a nationally recognized compensation consultant to review Carver's executive pay practices to ensure that executive salaries and equity award levels remain competitive with Carver's market for executive talent. Recommendations of and rationale by Carver's CEO are taken into consideration during such review. The CEO does not participate in the committee's decision regarding her own compensation review and recommendation.

         CHIEF EXECUTIVE OFFICER. Carver's CEO, Deborah C. Wright, was hired as of June 1, 1999. The terms of Ms. Wright's employment and compensation are set forth in employment agreements between Ms. Wright and Carver and Carver Federal. The Compensation Committee recognizes the significant additional efforts required of the CEO in bringing about Carver's improved financial performance.

         The Compensation Committee awarded Ms. Wright an annual bonus for fiscal 2002 of $111,550 in cash, a restricted stock grant under the MRP in the amount of $35,000 and an option to purchase 30,000 shares of Common Stock which will become exercisable in equal installments over a three year period. The Compensation Committee determined this amount based on a review of Ms. Wright and Carver Federal's performance for the fiscal year versus objective criteria set by the Compensation Committee in three critical areas: institutional restructuring, strategic initiatives and financial performance. The Compensation Committee also reviewed a report prepared by its compensation consultant regarding competitive levels of annual CEO bonuses in determining the amount of Ms. Wright's bonus.

                                                COMPENSATION COMMITTEE
                                                Strauss Zelnick (Chairman)
                                                Frederick O. Terrell

PERFORMANCE GRAPH

         Pursuant to the regulations of the SEC, set forth below is a line graph (as prepared by the Center for Research in Security Prices, Graduate School of Business, University of Chicago) comparing the cumulative total return of the Common Stock of the Company with that of the American Stock Exchange ("AMEX") and the AMEX Stocks-Savings Institutions index for the period from March 31, 1997 through March 31, 2002. For the period from March 31, 1997 through May 20, 1997, the Common Stock of Carver was listed by The Nasdaq Stock Market trading under the symbol "CARV."

                      COMPARISON OF CUMULATIVE TOTAL RETURN
      AMONG CARVER BANCORP, INC., AMEX AND AMEX STOCKS-SAVINGS INSTITUTIONS

                                [OBJECT OMITTED]


----------------------------------------------------------------------------------------------------------------------
                                                     LEGEND
   SYMBOL            CRSP TOTAL RETURNS INDEX FOR:          03/1997   03/1998   03/1999   03/2000   03/2001   03/2002
   ------            -----------------------------          -------   -------   -------   -------   -------   -------
__________    Carver Bancorp, Inc.                           $100.0   $154.2     $91.1     $91.5     $93.2    $120.3
- - - - -     AMEX Stock Market (US Companies)                100.0    139.5     138.8     196.8     156.9     159.5
----------    AMEX Stocks (SIC 6030-6039 US Companies)        100.0    141.5     102.6      82.5     126.2     164.8
              Savings Institutions
Notes:
A.   The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B.   The indexes are reweighted daily, using the market capitalization on the previous trading day.
C.   If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.   The index level for all series was set to $100.00 on 03/31/1997.
---------------------------------------------------------------------------------------------------------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 2002, the Compensation Committee consisted of Directors Strauss Zelnick (Chairman) and Frederick O. Terrell. During fiscal 2002, there were no interlocks, as defined under the SEC's rules and regulations, between members of the Compensation Committee or executive officers of the Company, and corporate affiliates of members of the Compensation Committee or otherwise.

SUMMARY COMPENSATION TABLE

         The following table sets forth cash and noncash compensation for fiscal 2002 and the two previous fiscal years awarded to or earned by Carver's Chief Executive Officer and by each other executive officer whose compensation exceeded $100,000 for services rendered in all capacities to Carver and Carver Federal during fiscal 2002 ("Named Executive Officers"). No other officers received total compensation in excess of $100,000 in fiscal 2002.

                                                  SUMMARY COMPENSATION TABLE
                                                                                      LONG TERM COMPENSATION
                                                                                      ----------------------
                                     ANNUAL COMPENSATION                        AWARDS                     PAYOUTS
                                     -------------------                        ------                     -------
         (A)             (B)         (C)        (D)          (E)            (F)         (G)          (H)             (I)
                                                            OTHER       RESTRICTED
                                                            ANNUAL         STOCK                     LTIP         ALL OTHER
  NAME AND PRINCIPAL    FISCAL      SALARY     BONUS     COMPENSATION     AWARDS      OPTIONS      PAYOUTS      COMPENSATION
      POSITIONS          YEAR        ($)        ($)        ($) (1)        ($) (2)      (#)(9)        ($)           ($) (3)
      ---------          ----        ---        ---        -------        -------      ------        ---           -------
Deborah C. Wright (4)     2002     235,000    111,500                     35,000       30,000                      20,501
President and Chief       2001     235,000     30,550         --          16,444       60,000        --            35,075
Executive Officer         2000     201,558     44,650         --          60,937       30,000        --              --

Devon W. Woolcock (5)     2002     125,000     21,250                       --         2,700
Senior Vice President     2001      85,000     56,600         --           4,299       6,000         --              --
and Chief of Retail
Banking

Margaret D.               2002     108,750    26,100                        --         2,700
Peterson(6)               2001      18,125    75,000         --            8,625       6,000         --              --
Senior Vice President
and Chief
Administrative Officer

Linda J. Dunn (7)         2002     104,200    16,100         --            8,750       6,250
Senior Vice                                                                                          --
President, General                                                                                                   --
Counsel, and
Corporate
Secretary

Frank J. Deaton (8)       2002      99,000    19,800         --             --         2,475         --            26,315
Senior Vice President
and Chief Auditor

______________________

(1) Does not include perquisites and other personal benefits the value of which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) Includes amounts received under the MRP. When shares become vested and are distributed, the recipient also receives an amount equal to accumulated dividends and earnings thereon, if any. Pursuant to her employment agreement, an award of 7,500 shares of restricted stock was made to Ms. Wright as of June 1, 1999, which vest in equal annual installments over a three-year period. The dollar amount in the table for this award is based on the closing price of $8.125 per share of Common Stock on June 1, 1999, the award date, as reported on AMEX. Ms. Wright received a grant of 1,817 shares on September 18, 2001, which were fully vested. The dollar amount in the table for this award is based upon a closing price of $9.05 per share of Common Stock on September 18, 2001, the award date, as reported on AMEX. Pursuant to their employment letter agreements, Ms. Peterson and Ms. Dunn each received a grant of 1,000 shares of restricted stock on their dates of hire, which vest in equal annual installment over a three-year period (Ms. Peterson's shares begin to vest on March 31, 2001; Ms. Dunn's shares begin to vest on the end of the first full year of employment). The dollar amounts in the table for this award is based on the closing price of $8.625 for Ms. Peterson and $8.75 for Ms. Dunn. Mr. Woolcock received a grant of 475 shares on September 18, 2001, which were fully vested; the dollar amount is based on the closing price per share of $9.05 on September 18, 2001, the date of grant.

(3) Includes the Bank's contributions on behalf of the executive officer to the 401(k) Plan and the ESOP. Shares allocated under the ESOP to the named executive officers were as follows: Ms. Wright, 2,287 for the year ended December 31, 2000, and Ms. Wright, 1,256, and Ms. Peterson, 1,221, for the plan year ended December 31, 2001. The amount represented above of shares allocated under the ESOP were determined based upon the acquisition cost of shares by the ESOP of $10.00. Also includes matching contributions under the 401(k) Plan for Ms. Wright in the amount of $5,250 for 2000 and $2,892 for 2001 and $4,283 for Ms. Peterson for 2001. Includes premiums paid by Carver on life insurance policies for Ms. Wright during fiscal 2001 in the amount of $3,582, and during fiscal year 2002 in the amount of $5,049 (including $2,135 for a policy owned by Carver).
(4)      Ms. Wright commenced employment on June 1, 1999.
(5) Mr. Woolcock commenced employment on July 17, 2000. Mr. Woolcock received a one-time payment under the letter employment agreement to compensate for benefits from his previous employer that were forfeited.
(6) Ms. Peterson commenced employment on December 10, 2000. Ms. Peterson received a one-time payment of $75,000 on March 31, 2001 to compensate for benefits from her previous employer that were forfeited.
(7)      Ms. Dunn commenced employment on June 3, 2001.
(8) Mr. Deaton commenced employment on May 14, 2001. He received a payment of $15,000 grossed up for taxes for relocation expenses.
(9) The following grants of stock options were made on June 12, 2002, all at an exercise price of $12.06, the price per share of common stock on the award date, as reported on AMEX: Ms. Wright, 30,000 options; Mr. Woolcock, 2,700 options; Ms. Peterson, 2,700 options; Ms. Dunn, 2,250 options; and Mr. Deaton, 2,475 options. All such stock options are exercisable as to one-third of the options on the first anniversary of the date of grant, another one-third on the second anniversary of the date of grant, and the remaining one-third on the third anniversary of the date of grant. These grants were for fiscal 2002.

EMPLOYMENT AGREEMENTS

         As of June 1, 1999, both Carver and Carver Federal entered into employment agreements to secure the services of Deborah C. Wright as President and Chief Executive Officer. The employment agreement with Carver is intended to set forth the aggregate compensation and benefits payable to Ms. Wright for all services rendered to Carver and any of its subsidiaries, including Carver Federal, and to the extent that payments under Carver's employment agreement and the Bank's employment agreement are duplicative, payments due under Carver's employment agreement would be offset by amounts actually paid by the Bank for services rendered to it. Both employment agreements provide for an initial term of three years beginning June 1, 1999 and, pursuant to the terms of the employment agreements, each year thereafter have been extended an additional year following a review by the Board of Carver and the Bank of Ms. Wright's performance.

         The employment agreements provided for an annual base salary of $235,000 which is reviewed annually by the Board. In June 2002, Ms. Wright's annual base salary was increased to $285,000 effective September 1, 2002. Under the agreements, as of June 1, 1999, Ms. Wright received a restricted stock award of 7,500 shares of Common Stock, which vested in equal installments over a three year period, and the grant of an option to purchase 30,000 shares of Common Stock, all of which are exercisable as of the date of this proxy statement. In addition, the employment agreements provide for an annual incentive payment based on the achievement of certain performance goals, future grant of stock awards, a supplemental retirement benefit, additional life insurance protection and participation in the various employee benefit plans maintained by Carver and the Bank from time to time. The agreements also provide customary corporate indemnification and errors and omissions insurance coverage throughout the term of the agreements and for six years thereafter.

         The Bank or Carver may terminate Ms. Wright's employment at any time for cause as defined in the employment agreements. In the event that Carver or the Bank terminates Ms. Wright's employment for reasons other than for cause, she would be entitled to a severance benefit equal in value to the cash compensation, retirement and other fringe benefits she would have earned had she remained employed for the remaining term of the agreements. The same severance benefits would be available if Ms. Wright resigns during the term of the employment agreements following a loss of title, office or membership on the Board; a material reduction in her duties, functions or responsibilities; involuntary relocation of her principal place of employment by over 30 miles from its location as of June 1, 1999; other material breaches of contract by Carver or the Bank that is not cured within 30 days; or in certain circumstances, a change in control. In the event of a change in control, the remaining term of Ms. Wright's agreement with Carver at any point in time will be three years unless written notice of non-renewal is given by the Board or Ms. Wright.

         A portion of the severance benefits payable to Ms. Wright under the employment agreements in the event of a change in control might constitute "excess parachute payments" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. In the event that any amounts paid to Ms. Wright following a change of control would constitute "excess parachute payments," Ms. Wright's employment agreement with Carver provides that she will be indemnified for any excise taxes imposed due to such excess parachute payments, and any additional income and employment taxes imposed as a result of such indemnification of excise taxes. Any excess parachute payments and indemnification amounts paid will not be deductible compensation expenses for Carver or the Bank.

         LETTER AGREEMENTS. The Company has entered into letter employment agreements with each of Messrs. Woolcock, Deaton and Gray and Ms. Peterson and Ms. Dunn (each an "Executive"). Generally, each letter employment agreement (each, a "Letter Agreement") provides for "at-will" employment and compensation in the form of base salary, annual discretionary bonus, stock options, restricted stock and, in certain instances, a one-time payment. Under the Letter Agreements, Mr. Gray received stock options to purchase 5,060 shares of common stock and each of Mr. Woolcock, Ms. Dunn and Ms. Peterson received stock options to purchase 4,000 shares of common stock, such options vesting in three equal annual installments such that the first installment vested at the end of the first year of employment (except in the case of Ms. Peterson, which first installment vested on March 31, 2001). Mr. Gray was granted 1,013 shares of restricted stock and Ms. Dunn and Ms. Peterson were granted 1,000 shares of restricted stock under their respective Letter Agreement, which vest in three equal installments such that the first installment vests at the end of the first year of employment (except in the case of Ms. Peterson, which first installment vested on March 31, 2001). Ms. Peterson received a one-time payment of $75,000 on March 31, 2001 in consideration for a relinquished bonus in connection with her former employer. Mr. Woolcock received a one-time payment of $48,000 after completion of three months of employment to compensate for benefits from his previous employer that were forfeited. Mr. Deaton received a one-time payment of $15,000 for relocation expenses which was conditioned on repayment if he terminated employment within one year.

PENSION PLAN

         PENSION PLAN. The Bank maintains the Carver Federal Savings Bank Retirement Income Plan, a noncontributory, tax-qualified defined benefit plan (the "Pension Plan"). The Pension Plan was amended such that future benefit accrual ceased as of December 31, 2000. Since that date no new participants were eligible to enter into the Pension Plan, and participants as of such date have not been credited with additional years of service or increased compensation.

         The following table sets forth the estimated annual benefits that would be payable under the Pension Plan in the form of a single life annuity before reduction for the social security amount upon retirement at the normal retirement date. The amounts are expressed at various levels of compensation and years of service.


                                                             Years of Credited Service
                                ------------------------------------------------------------------------------------
Final Earnings(1)                    15                20                25               30                35
--------------------            ----------------  --------------    ----------------  --------------   -------------
    $     100,000               $    50,000       $    50,000       $    50,000       $    50,000      $    50,000
          150,000                    75,000            75,000            75,000            75,000           75,000
          200,000(2)                100,000           100,000           100,000           100,000          100,000
          250,000(2)                125,000           125,000           125,000           125,000          125,000
          300,000(2)                150,000           150,000           150,000           150,000          150,000
          350,000(2)                175,000           175,000           175,000           175,000          175,000
          400,000(2)                200,000           200,000           200,000           200,000          200,000
----------------



(1) Final earnings equal the average of the participant's highest three consecutive calendar years of taxable compensation during the last 10 full calendar years of employment prior to termination, or the average of the participant's annual compensation over his or her total service, if less.

(2) Under Section 401(a)(17) of the Code, a participant's compensation in excess of $170,000 (as adjusted to reflect cost-of- living increases) is disregarded for purposes of determining final earnings. The amounts shown in the table include the supplemental retirement benefits payable to Ms. Wright under her employment agreement to compensate for the limitation on includible compensation.

         Participants become 100% vested after five years of service, death or termination of the Pension Plan, regardless of the participant's years of service. As of December 31, 2000, of the Named Executive Officers only Ms. Wright was a participant in the Pension Plan. For purposes of determining benefits under the Pension Plan, Ms. Wright's final earnings (as defined) counted under the Pension Plan were $244,813, and her credited service was 1 year and 7 months.

MANAGEMENT RECOGNITION PLAN

         The MRP provides for automatic grants of restricted stock to certain employees as of the date that the MRP became effective (June 1995). In addition, the MRP provides for additional discretionary grants of restricted stock to those employees selected by the committee established to administer the MRP. Awards generally vest in three to five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still an employee of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability or upon a change of control. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto.

INCENTIVE COMPENSATION PLAN

         The Incentive Compensation Plan provides for grants of cash bonuses, restricted stock and stock options to employees selected by the Compensation Committee. The amounts of such awards are automatic and non-discretionary based upon a formula determined by Carver's performance in comparison to a peer group of thrifts. Awards of restricted stock and stock options generally vest in five equal annual installments commencing on the first anniversary date of the award, provided the recipient is still an employee of Carver or Carver Federal on such date. Awards will become 100% vested upon termination of service due to death or disability or upon a change of control. When shares become vested and are distributed, the recipients will receive an amount equal to any accrued dividends with respect thereto.

OPTION PLAN

         The Option Plan provides for automatic option grants to certain employees as of date that the Option Plan became effective (June 1995). In addition, the Option Plan provides for additional discretionary option grants to those employees selected by the committee established to administer the Option Plan with an exercise price equal to the fair market value of a share of Common Stock on the date of the grant. Options granted under the Option Plan generally vest in three to five equal annual installments commencing on the first anniversary of the date of the grant, provided the recipient is still an employee of Carver or Carver Federal on such date. Upon death, disability or a change of control, all options previously granted automatically become exercisable.

         The following table provides certain information with respect to the options and SARs granted to Named Executive Officers during fiscal 2002.


                                         OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS
                                  -----------------
                                             PERCENT OF                                       POTENTIAL REALIZABLE VALUE
                              NUMBER OF         TOTAL                                         AT ASSUMED ANNUAL RATES OF
                             SECURITIES       OPTIONS/                                         STOCK PRICE APPRECIATION
                             UNDERLYING     SARS GRANTED     EXERCISE OF                           FOR OPTION TERM
                             OPTION/SARS    TO EMPLOYEES     BASE PRICE                      ---------------------------
           NAME              GRANTED (#)   IN FISCAL YEAR      ($/SH)      EXPIRATION DATE     5% ($)         10% ($)
           ----              -----------   --------------      ------      ---------------     ------         -------

Deborah C. Wright(1)           30,000          50.19%           $9.93          8/22/11         188,536        477,788
Devon W. Woolcock               2,000           3.35%           $9.93          8/22/11         12,569         31,853
Margaret D. Peterson            2,000           3.35%           $9.93          8/22/11         12,569         31,853
Linda J. Dunn                   4,000           6.70%           $8.76          5/14/11         22,036         55,845
Frank J. Deaton                  --              --              --              --              --             --


(1) Option awards become exercisable in three equal annual installments commencing as of the first anniversary of the date of grant and on each of the next two anniversary dates thereof, provided the employee remains in employment as of the applicable anniversary date. None of the options were granted in tandem with any stock appreciation rights. Options were granted on August 22, 2001 to Ms. Wright, Mr. Woolcock and Ms. Peterson for fiscal 2001.

(2) Does not include any grants of stock options made after the end of the fiscal year ending March 31, 2002 even if grants were made for such fiscal year.

         The following table provides certain information with respect to the number of shares of Common Stock acquired through the exercise of, or represented by, outstanding stock options held by the Named Executive Officers on March 31, 2002. Also reported is the value for any "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Common Stock which was $11.40 per share.


                        FISCAL YEAR END OPTION/SAR VALUES
                                                                            NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                                                           UNDERLYING UNEXERCISED          IN-THE-MONEY
                                     SHARES                VALUE           OPTIONS/SARS AT FISCAL     OPTIONS/SARS AT FISCAL
                                   ACQUIRED ON          REALIZED ON               YEAR-END                   YEAR-END
                                    EXERCISE             EXERCISE                   (#)                        $ (1)
            NAME                       (#)                  ($)          EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
            ----                       ---                  ---          -------------------------   -------------------------
Deborah C. Wright                       -                    -                 35,000/55,000              97,825/140,255
Devon W. Woolcock                       -                    -                  1,333/4,666                 3,008/8,939
Margaret D. Peterson                    -                    -                  2,667/1,333                 7,017/6,447
Linda J. Dunn                           -                    -                    0/4,000                    0/10,560
Frank J. Deaton                         -                    -                       -                           -
------------------------------

(1) The value of in-the-money options represents the difference between the fair market value of the Common Stock of $11.40 per share as of March 31, 2002, and the exercise price per share of the options. All 30,000 of the options granted to Ms. Wright on June 1, 1999, have an exercise price of $8.125 per share, and 25,000 were exercisable as of March 31, 2002. All 30,000 of the options granted to her on June 1, 2000 have an exercise price of $8.210 per share and 10,000 were exercisable as of March 31, 2002. All 30,000 options granted to her on August 22, 2001 have an exercise price of $9.93 per share and none were exercisable on March 31, 2002. Mr. Woolcock was granted 4,000 options on June 20, 2000 at an exercise price of $9.143 per share, 1,666 of which were exercisable on March 31, 2002 and 2,000 options on August 22, 2001 at an exercise price of $9.93 per share, none of which were exercisable on March 31, 2002. Ms. Peterson was granted 4,000 options on December 10, 2001 at an exercise price of $8.769 per share and 2,000 options on August 22, 2001 at an exercise price of $9.93 per share. Ms. Dunn was granted 4,000 options on May 4, 2001 at an exercise price of $8.76 per share.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Applicable law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Carver Federal offers loans to its directors, officers and employees, which loans are made in the ordinary course of business, and are not made with more favorable terms nor do they involve more than the normal risk of collectibility or present unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of Carver Federal's capital and surplus (up to $500,000) to Carver Federal's directors and executive officers must be approved in advance by a disinterested majority of Carver Federal's Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires Carver's directors and executive officers, and persons who own more than ten percent of a registered class of Carver's equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Carver with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports of ownership furnished to Carver, or written representations that no forms were necessary, Carver believes that, during the last fiscal year, all filing requirements applicable to its directors, officers and greater than ten percent shareholders of the Company were complied with, except for the late filing with the SEC of a Form 4 "Statement of Changes of Beneficial Ownership of Securities" by Linda J. Dunn, reporting the purchase of Common Stock, and one Form 4 by each of Margaret
D. Peterson, Kevin Ryan, William Schult and Devon W. Woolcock, reporting their receipt of stock options under the Option Plan.

                           ==========================
                                  PROPOSAL TWO
                           ==========================




           ==========================================================
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS
           ==========================================================


         The Board of Directors of Carver has appointed the firm of KPMG LLP as independent auditors for Carver for the fiscal year ending March 31, 2003, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed for professional services rendered for the audit of Carver's annual financial statements for fiscal 2002 and the reviews of the financial statements included in Carver's Forms 10-Q for fiscal 2002 were $250,000.

         ALL OTHER FEES. The aggregate fees billed for professional services rendered by KPMG LLP to Carver for non-audit related services were $96,800. Such services included assistance with the preparation of Federal, state and city tax returns and work regarding abandoned property for filings with the State of New York. The Finance and Audit Committee of Carver's Board of Directors has considered whether, and has determined that, the provision of such other services by KPMG LLP is compatible with maintaining KPMG LLP's independence.

            --------------------------------------------------------
                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                     THE RATIFICATION OF THE APPOINTMENT OF
                  KPMG LLP AS INDEPENDENT AUDITORS FOR CARVER.

              PLEASE MARK YOUR VOTES ON THE ENCLOSED PROXY CARD AND
               RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE
                        OR VOTE BY INTERNET OR TELEPHONE.


            --------------------------------------------------------




               ==================================================
                             ADDITIONAL INFORMATION
               ==================================================


         In accordance with SEC rules and the Bylaws of Carver, any stockholder wishing to have a proposal considered for inclusion in Carver's proxy statement and form of proxy relating to the next annual meeting of stockholders must, in addition to other applicable requirements, set forth such proposal in writing and file it with the Corporate Secretary of Carver either: (1) on or before September 4, 2003, if Carver's next annual meeting of stockholders is within 30 days of the anniversary date of the Annual

Meeting; or (2) a reasonable time before Carver begins to print and mail its proxy materials, if the date of next year's annual meeting is changed by more than 30 days from the date of the previous year's meeting.

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of Carver provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to Carver's Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of Carver. To be timely, a stockholder's notice must be delivered to or received by the Secretary not later than the following dates: (1) with respect to an annual meeting of stockholders, 60 days in advance of such meeting, if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (2) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to be first given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by Carver with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Secretary of Carver shall set forth such information as required by the Bylaws of Carver. Nothing in this paragraph shall be deemed to require Carver to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received.

OTHER MATTERS

         As of the date of this proxy statement, management does not know of any other matters to be brought before the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters using their best judgment.



                      ===================================
                              FINANCIAL STATEMENTS
                      ===================================


         A copy of the Annual Report to Stockholders for the year ended March 31, 2002, containing financial statements as of March 31, 2002 and March 31, 2001 and for each of the years in the three-year period ended March 31, 2002 prepared in conformity with generally accepted accounting principles, accompanies this proxy statement. The consolidated financial statements have been audited by KPMG LLP whose report thereon is included in the Annual Report to Stockholders for the year ended March 31, 2002.

         Carver has filed with the SEC an annual report on Form 10-K for fiscal 2002. Stockholders may obtain, free of charge, a copy of such annual report (excluding exhibits) by writing to Linda J. Dunn, Senior Vice President and Corporate Secretary, Carver Bancorp, Inc., 75 West 125th Street, New York, New York 10027, or by telephoning (212) 876-4747.

                                        By Order of the Board of Directors,


                                        /s/ Linda J. Dunn
                                        --------------------------------------
                                        Linda J. Dunn
                                        Senior Vice President, General Counsel
                                        and Secretary
New York, New York, January 2, 2003

        TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING,
             PLEASE SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING
                     PROXY CARD IN THE ENCLOSED POSTAGE-PAID
                           ENVELOPE OR USE INTERNET OR
                        TELEPHONE VOTING AS DESCRIBED IN
                              THE PROXY STATEMENT.

           CARVER BANCORP, INC.                                 REVOCABLE PROXY
           75 WEST 125TH STREET
           NEW YORK, NEW YORK 10027

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARVER
       BANCORP, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                FEBRUARY 4, 2003.

                    The undersigned stockholder of Carver Bancorp, Inc. hereby appoints Linda J. Dunn, Margaret D. Peterson and Devon W. Woolcock, or either one of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Carver Bancorp, Inc. held of record by the undersigned on December 26, 2002 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on February 4, 2003 or at any adjournment or postponement thereof. The undersigned hereby revokes all prior proxies.

                    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY SIGNED, BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND "FOR" THE PROPOSAL IN
          ITEM 2.

                  PLEASE MARK, SIGN AND DATE THIS PROXY ON THE
     REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY
              TELEPHONE OR INTERNET USING THE INSTRUCTIONS GIVEN ON
                      THE REVERSE SIDE OF THIS PROXY CARD.


--------------------------------------------------------------------------------



                                                                                                  -------------------
                                                                                                  Please
THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR"                  mark
THE PROPOSAL IN ITEM 2                                                                            your
                                                                                                  vote as
                                                                                                  indicated
                                                                                                  in this
                                                                                                  example
                                                                                                  -------------------

1. Election of Directors to a Three Year Term.           FOR ALL      WITHHOLD      I WILL ATTEND THE ANNUAL MEETING
   Nominees: 01 Carol Baldwin Moody                      NOMINEES     FOR ALL
             02 Edward B. Ruggiero                                    NOMINEES      The     undersigned      hereby
             03 Strauss Zelnick                                                     acknowledges   receipt  of  the
                                                                                    Notice  of  Annual  Meeting  of
    INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO VOTE FOR                              Stockholders   and  the   Proxy
    ANY INDIVIDUAL NOMINEE,  WRITE THAT NOMINEE'S NAME                              Statement    for   the   Annual
    IN THE SPACE PROVIDED.                                                          Meeting.

                                                                                    ------------------------------,
                                                                                    ------------------------------,
                                                                                    Signature(s)


                                                                                    ------------------------------,
                                                                                    Title
2. Ratification of the appointment of
   KPMG LLP as independent auditors for the          FOR   AGAINST  ABSTAIN         Dated:
   fiscal year ending March 31, 2003.                  / /    / /      / /
                                                                                    ------------------------------,
                                                                                    2003. Please sign exactly as your
                                                                                    name appears on this proxy. Joint
If any other matters properly come before the Annual Meeting, including, among      Owners should each sign personally.
other things, a motion to adjourn or postpone the Annual Meeting to another time    If signing as attorney, executor,
and/or place for the purpose of soliciting additional proxies or otherwise, the     administrator, trustee or guardian,
persons named in this Proxy will vote on such matters using their best judgment.    please include your full title.
As of the date of the Proxy Statement for the Annual Meeting, management of the     Corporate or partnership proxies
Company is not aware of any other such business.                                    should be signed by an authorized
                                                                                    officer.
--------------------------------------------------------------------------------
                            / FOLD AND DETACH HERE /


                               [GRAPHIC OMITTED]




                        ANNUAL MEETING OF STOCKHOLDERS OF

                              CARVER BANCORP, INC.

                                FEBRUARY 4, 2003

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
Please date, sign and mail proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call 1-800-730-7859 toll-free and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at www.proxyvoting.com/cny and follow the on-screen instructions. Have your control number available when you access the web page.

                              CARVER BANCORP, INC.
                       FINANCE AND AUDIT COMMITTEE CHARTER

      Charter of the Finance and Audit Committee of the Board of Directors
      --------------------------------------------------------------------

I.       Finance and Audit Committee Purpose

         The Finance and Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Finance and Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

         o Monitor the Company's process for adhering to laws, regulations, and the Code of Ethics.

         o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

II.      Finance and Audit Committee Authority

         The Finance and Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. The Committee is empowered to:

         o Appoint, compensate, and oversee the work of any registered public accounting firm employed by the organization.
         o Resolve any disagreements between management and the auditor regarding financial reporting.
         o    Pre-approve all auditing and non-audit services.
         o Retain, at the Company's expense, special legal, accounting, or other consultants or experts.
         o Seek any information it requires from employees - all of whom are directed to cooperate with the Committee's requests - or external parties.
         o Meet with Company officers, external auditors, or outside counsel, as necessary.

III.     Finance and Audit Committee Composition and Meetings
         Finance and Audit Committee members shall meet the requirements of the American Stock Exchange. The Finance and Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, in accordance with the American Stock Exchange rules, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Finance and Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, including a current or past position as chief executive or financial officer or other senior officer with financial oversight responsibilities.

         Under exceptional and limited circumstances, one non-independent director may serve on the Finance and Audit Committee provided that the Board of Directors determines it to be in the best interests of the Company and its shareholders, and the Board of Directors discloses the reasons for the determination in the Company's next proxy statement.

         Finance and Audit Committee members shall be appointed by the Board on recommendation of the Chairman of the Board. If a Finance and Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Finance and Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Finance and Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Finance and Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Finance and Audit Committee or each of these groups believe should be discussed. In addition, the Finance and Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

IV.      Finance and Audit Committee Responsibilities and Duties

         REVIEW PROCEDURES

         1. Review and reassess the adequacy of this Charter at least annually: Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the Securities and Exchange Commission.

         2. Review the Company's annual audited financial statements prior to filing or distribution and consider whether they are complete, consistent with information known to Committee members, and reflect appropriate accounting principles. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments including the appropriateness of the accounting principals and disclosures practices for new, complex, unusual, or highly judgmental transactions or events, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

         3. Review with management and the external auditors the results of the audit, including any difficulties encountered.

         4. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and systems of internal control. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Understand the scope of internal and external auditors' review of internal control over financial reporting and review significant findings, including the status of previous audit recommendations prepared by the independent auditors and the internal auditing department together with management's responses.

         5. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing or distribution and consider whether they are complete, consistent with information known to Committee members, and reflect appropriate accounting principles. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments including the appropriateness of the accounting principals and disclosures practices for new, complex, unusual, or highly judgmental transactions or events, and recent professional and regulatory pronouncements, and understand their impact on the financial statements. Discuss any significant changes to the Company's accounting principles and any items required to be communicated the independent auditors in accordance with SAS 61 (see Item 11 below). The Chair of the Finance and Audit Committee may represent the entire Finance and Audit Committee for purposes of this review.

         INDEPENDENT AUDITORS

         6. The independent auditors are ultimately accountable to the Finance and Audit Committee of the Board of Directors. The Finance and Audit Committee has the ultimate authority and responsibility to select, compensate, evaluate and, where appropriate, replace the independent auditors. The Finance and Audit Committee shall review the independence and performance of the auditors and annually exercise final approval on the appointment or discharge of the independent auditors. All auditing and non-audit services performed by outside auditors must be approved by the Finance and Audit Committee prior to performance of services.

         7. Approve the fees and other significant compensation to be paid to the independent auditors.

         8. The Finance and Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board of Directors take appropriate action in response to the independent auditors' report (as set forth in Item 9 below) to satisfy itself of the independent auditors' independence.

         9. On an annual basis, the Finance and Audit Committee will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence and will ensure that the independent auditors submit to the Finance and Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company.

         10. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Finance and Audit Committees in accordance with AICPA SAS 61.

         12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         INTERNAL AUDIT DEPARTMENT, LEGAL, AND COMPLIANCE

         13. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

         14. Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the senior internal audit executive.

         15. Review the effectiveness of the internal audit function, including compliance with the Institute of Internal Auditors' STANDARDS FOR THE PROFESSIONAL PRACTICE OF INTERNAL AUDITING.

         16. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

         17. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         18. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

         19. Review the findings of any examinations by regulatory agencies and any auditor observations.


         OTHER FINANCE AND AUDIT COMMITTEE RESPONSIBILITIES

         20. Annually, report to shareholders as required by the Securities and Exchange Commission. The report will be included in the Company's annual proxy statement.

         21. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law as the Finance and Audit Committee or the Board deems necessary or appropriate.

         22. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

         23. Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.

         24. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce such Code. Additionally, ensure that an escalation process exists for the Committee to receive complaints directly about Company accounting or auditing practices and concerns anonymously from employees about Company accounting or auditing practices.

         25. Annually assess the Finance and Audit Committee's performance and adherence to this Charter. Evaluate the Committee's and individual members' performance on a regular basis.

         26. Review financial and accounting personnel succession planning within the Company.

         27. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                           CARVER FEDERAL SAVINGS BANK



                                                   January 2, 2003

Dear Plan Account Holder:

         The Carver Federal Savings Bank ("Bank") 401(k) Savings Plan in RSI Retirement Trust ("401(k) Plan") has a related trust ("Employer Stock Fund Trust") which holds common stock ("Common Stock") of Carver Bancorp, Inc. ("Company"). HSBC Bank USA, as the trustee of the 401(k) Plan Employer Stock Fund Trust ("Employer Stock Fund Trustee"), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company's Annual Meeting of Stockholders scheduled to be held on February 4, 2003 ("Annual Meeting").

         The Employer Stock Fund Trust provides that in casting its votes at the Annual Meeting, the Employer Stock Fund Trustee is to follow directions given by the 401(k) Plan Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants ("Participants") with respect to the Common Stock attributable to their accounts in the Employer Stock Fund as of December 26, 2002.

         The records for the 401(k) Plan indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction ("Voting Instruction") and returning it in the envelope provided to IVS Associates, Inc. ("IVS"). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The Committee expects IVS to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used by the Committee in directing the Employer Stock Fund Trustee.

         The voting of the Common Stock held by the 401(k) Plan Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the Employer Stock Fund Trustee. The remainder of this letter describes the voting procedures which the Committee expects to follow for the Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the Employer Stock Fund Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         In general, the Employer Stock Fund Trustee will vote the number of shares of Common Stock (if any) held by the Employer Stock Fund Trust and attributable as of December 26, 2002 to your individual account under the 401(k) Plan according to the instructions specified on the Voting Instruction. In general, if you do not file the Voting Instruction by January 24, 2003, the number of shares attributable to your account will be voted FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares attributable to the accounts of Participants who do file Voting Instructions. In addition, if you do not file the Voting Instruction by January 24, 2003 or if you ABSTAIN as to a proposal, your instructions will not count in voting any Common Stock attributable to Participants' accounts for which no voting instructions have been received. Each individual's instructions for such purposes are weighted according to the number of shares of Common Stock attributable to all individuals' accounts for which instructions to vote FOR or AGAINST have been received. Notwithstanding the foregoing, the Committee may be required to instruct the Employer Stock Fund Trustee to vote the Common Stock for which no instructions have been received in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the Employer Stock Fund Trustee will be instructed to vote upon such matters in its discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         Your interest in the Employer Stock Fund Trust offers you the opportunity to participate, as do the Company's shareholders, in decisions that affect the future of the Company and the Bank, and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the Common Stock held by the 401(k) Plan.

         If you have questions regarding the terms of the 401(k) Plan or the Voting Instruction, please call the Human Resources Department of the Bank at
(212) 876-4747.

                                   Sincerely,

                                   401(k) PLAN COMMITTEE OF
                                   CARVER FEDERAL SAVINGS BANK


         Enclosures

                              CARVER BANCORP, INC.

                        CONFIDENTIAL VOTING INSTRUCTION

         This Instruction is solicited by the 401(k) Plan Committee of Carver Bancorp, Inc. as named fiduciary for the Carver Federal Savings Bank 401(k) Savings Plan in RSI Retirement Trust ("401(k) Plan") for the Annual Meeting of Stockholders of Carver Bancorp, Inc. to be held on February 4, 2003.

         The undersigned participant, former participant or beneficiary of a deceased former participant in the 401(k) Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to HSBC Bank (USA), as the trustee of the 401(k) Plan Employer Stock Fund Trust ("401(k) Plan Trustee"), which instructions will be taken into account by the 401(k) Plan Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Carver Bancorp, Inc. ("Carver") which are held by the 401(k) Plan Trustee, in its capacity as 401(k) Plan Trustee, as of December 26, 2002 (the "Record Date") at the February 4, 2003 Meeting of Stockholders of Carver (the "Annual Meeting") to be held at The Studio Museum of Harlem, 144 West 125th Street, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof. As to the proposals listed below, which are more particularly described in the Proxy Statement dated January 2, 2003, the 401(k) Plan Trustee will vote the common stock of Carver Bancorp, Inc. held by the 401(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated January 2, 2003. As to other matters which may properly come before the Annual Meeting, the 401(k) Plan Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         The instruction set forth below will be taken into account as described above in directing the 401(k) Plan Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with IVS Associates, Inc. by January 24, 2003.

         PLEASE MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUCTION, SIGN AND DATE IT AND RETURN IT IN THE ENCLOSED ENVELOPE.

         IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.







                 ----------------------------------------------
                                   PARTICIPANT

--------------------------------------------------------------------------------
           PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR ALL NOMINEES" IN ITEM 1 AND "FOR" THE PROPOSAL
IN ITEM 2
--------------------------------------------------------------------------------

1.      Election of Directors to a Three Year Term.          2.  Ratification  of  the  appointment  of  KPMG  LLP as
        Nominees:                                                independent auditors for Carver Bancorp, Inc.
           Carol Baldwin Moody                                   FOR                AGAINST          ABSTAIN*
           Edward B. Ruggiero and                                / /                 / /               / /
           Strauss Zelnick
        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY  If any other matters properly come
        INDIVIDUAL  NOMINEE,  WRITE THAT  NOMINEE'S NAME IN  before the Annual Meeting,
        THE SPACE PROVIDED.                                  including, among other things, a
        ---------------------------------------------        motion to adjourn or postpone the
                                                             Annual Meeting to another time
        FOR all                    WITHHOLD for all          and/or place for the purpose of
        Nominees   / /             Nominees      / /         soliciting additional proxies or
                                                             otherwise, the 401(k) Plan Trustee
                                                             will vote on such matters in such a
                                                             manner as shall be determined by a
                                                             majority of the Board of Directors.
                                                             As of the date of the Proxy
                                                             Statement for the Annual Meeting,
                                                             management of the Company is not
                                                             aware of any such other business.

--------------------------------------------------------------------------------
                                             The undersigned hereby instructs
                                             the 401(k) Plan Trustee to vote in
                                             accordance with the voting
                                             instructions indicated above and
                                             hereby acknowledges receipt of the
                                             letter from the Committee dated
                                             January 2, 2003, a Notice of Annual
                                             Meeting of Stockholders of Carver
                                             Bancorp, Inc., a Proxy Statement
                                             for the Annual Meeting, and an
                                             Annual Report for the fiscal year
                                             ended March 31, 2002.

                                             ---------------------------------
                                             ---------------------------------
                                             Signature
                                             ---------------------------------
                                                            Title

                                             Dated: ---------------------, 2003
                                             Please date and sign exactly as
                                             your name appears on this
                                             instruction and return in the
                                             enclosed envelope. If acting as
                                             attorney, executor, administrator,
                                             trustee, guardian or otherwise,
                                             please so indicate when signing. If
                                             the signer is a corporation, please
                                             sign the full corporate name, by a
                                             duly authorized officer. If shares
                                             are held jointly, each shareholder
                                             named should sign.

                                             * For purposes of directing the
                                             voting of the Shares for which no
                                             instructions are received,
                                             abstentions will be disregarded.

                              CARVER BANCORP, INC.




                                                       January 2, 2003

Dear Plan Account Holder:

         The Carver Bancorp, Inc. ("Company") Employee Stock Ownership Plan ("ESOP") has a related trust ("ESOP Trust") which holds common stock ("Common Stock") of the Company. GreatBanc Trust Company, as the trustee of the ESOP Trust ("ESOP Trustee"), is therefore a shareholder of the Company and may vote on matters presented for shareholder action at the Company's Annual Meeting of Stockholders scheduled to be held on February 4, 2003 ("Annual Meeting"). The ESOP Trust provides that in casting votes at the Annual Meeting, the ESOP Trustee is to follow the instructions given by participants, former participants and beneficiaries of deceased former participants (collectively, "Participants") with respect to the Common Stock allocated to their accounts in the ESOP as of December 26, 2002.

         The records for the ESOP indicate that you are among the Participants who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction ("Voting Instruction") and returning it in the envelope provided to IVS Associates, Inc. ("IVS"). The Voting Instruction lets you give instructions for each matter expected to be presented for shareholder action at the Annual Meeting. The ESOP Trustee expects IVS to tabulate the instructions given on a confidential basis and to provide the ESOP Trustee with only the final results of the tabulation. The voting of the Common Stock held by the ESOP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP Trustee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and voting the Common Stock allocated to Participants' accounts. The remainder of this letter describes the voting procedures which the Employee Stock Ownership Plan Committee ("Committee") expects to follow for the Annual Meeting.

         How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for shareholder action at the Annual Meeting; whether you had an interest in the ESOP Trust on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

         (a) ALLOCATED COMMON STOCK. In general, the ESOP Trustee will vote the number of shares of Common Stock, if any, held by the ESOP Trust and allocated as of December 26, 2002 to your individual account under the ESOP according to the instructions specified on the Voting Instruction. In general, if you do not file the Voting Instruction by January 24, 2003, the ESOP Trustee will vote the number of shares allocated to your account FOR or AGAINST each proposal identified on the Voting Instruction in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to shares allocated to the accounts of Participants who do file Voting Instructions.

         (b) UNALLOCATED COMMON STOCK. The ESOP Trust holds certain shares of Common Stock that are not allocated to any individual's account. In general, the ESOP Trustee will vote the Common Stock not allocated to any individual's account by casting votes FOR or AGAINST each proposal identified on the Voting Instruction, in the same proportions as instructions to cast votes FOR or AGAINST such proposal are given with respect to allocated Common Stock.

         If you do not file the Voting Instruction by January 24, 2003 or if you ABSTAIN as to a proposal, your instructions will not count in voting any allocated Common Stock for which no voting instructions have been received from Participants or the unallocated Common Stock. Each individual's instructions for such purposes are weighted according to the number of shares of Common Stock allocated to all individuals' accounts for which instructions to vote FOR or AGAINST have been received. However, the ESOP Trustee may be required to vote the allocated Common Stock for which no instructions have been received and the unallocated Common Stock held by the ESOP Trust in a different manner, if it determines such a vote to be in the best interests of Participants, in accordance with the legal requirements of ERISA.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the Voting Instruction will be presented for shareholder action at the Annual Meeting. If this should happen, the ESOP Trustees will vote upon such matters in their discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

         Your interest in the ESOP Trust offers you the opportunity to participate, as do the Company shareholders, in decisions that affect the future of the Company and Carver Federal Savings Bank ("Bank") and we encourage you to take advantage of it. To help you decide how to complete the Voting Instruction, enclosed is a copy of the Proxy Statement and Annual Report that is being furnished to all holders of Common Stock in connection with the Annual Meeting. Please complete, sign and return your Voting Instruction today. Your instructions are important regardless of the size of your interest in the ESOP Trust.

         If you have questions regarding the terms of the ESOP or the Voting Instruction, please call the Human Resources Department of the Bank at (212) 876-4747.

                                     Sincerely,

                                     CARVER BANCORP, INC. EMPLOYEE
                                     STOCK OWNERSHIP PLAN COMMITTEE
         Enclosures

                              CARVER BANCORP, INC.

                         CONFIDENTIAL VOTING INSTRUCTION

         This Confidential Voting Instruction is solicited by the Employee Stock Ownership Plan Committee of Carver Bancorp, Inc. as named fiduciary for the Carver Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") for the Annual Meeting of Stockholders of Carver Bancorp, Inc. to be held on February 4, 2003.

         The undersigned participant, former participant or beneficiary of a deceased former participant in the ESOP (the "Instructor") hereby provides the voting instructions hereinafter specified to GreatBanc Trust Company, as the successor trustee of the ESOP ("ESOP Trustee"), which instructions will be taken into account by the ESOP Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Carver Bancorp, Inc. ("Carver") which are held by the ESOP Trustee, in its capacity as ESOP Trustee, as of December 26, 2002 (the "Record Date") at the February 4, 2003 Meeting of Stockholders of Carver (the "Annual Meeting") to be held at The Studio Museum in Harlem, 144 West 125th Street, New York, New York at 10:00 a.m., or at any adjournment or postponement thereof.

         As to the proposals listed below, which are more particularly described in the Proxy Statement dated January 2, 2003, the ESOP Trustee will vote the common stock of Carver Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated January 2, 2003.

         As to other matters which may properly come before the Annual Meeting, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

         The instruction set forth below will be taken into account as described above in directing the ESOP Trustee how to vote the Shares of Carver held by it as of the Record Date, in its capacity as Trustee, provided this instruction is filed with IVS Associates, Inc. by January 24, 2003.

         PLEASE MARK YOUR INSTRUCTIONS ON THIS VOTING INSTRUCTION, SIGN AND DATE IT AND RETURN IT IN THE ENCLOSED ENVELOPE.

         IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.





                ------------------------------------------------
                                   PARTICIPANT

--------------------------------------------------------------------------------
           PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.
--------------------------------------------------------------------------------
THE  BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR
ALL NOMINEES" IN ITEM 1 AND "FOR" THE PROPOSAL IN
ITEM 2
--------------------------------------------------------------------------------

1.      Election of Directors to a Three Year Term.          2.  Ratification  of the  appointment  of  KPMG
        Nominees:                                                LLP as independent  auditors for the fiscal
           Carol Baldwin Moody                                   year ending March 31, 2003.
           Edward B. Ruggiero, and                               FOR         AGAINST        ABSTAIN*
           Strauss Zelnick                                       / /          / /              / /
        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
        INDIVIDUAL  NOMINEE,  WRITE THAT  NOMINEE'S NAME IN     If any other matters properly come
        THE SPACE PROVIDED.                                     before the Annual Meeting,
        ---------------------------------------------           including, among other things, a
                                                                motion to adjourn or postpone the
        FOR all                    WITHHOLD for all             Annual Meeting to another time
        Nominees   / /             Nominees  / /                and/or place for the purpose of
                                                                soliciting additional proxies or
                                                                otherwise, the ESOP Trustee will
                                                                vote on such matters in such a
                                                                manner as shall be determined by a
                                                                majority of the Board of Directors.
                                                                As of the date of the Proxy
                                                                Statement for the Annual Meeting,
                                                                management of the Company is not
                                                                aware of any other such business.


--------------------------------------------------------------------------------

                                          The undersigned hereby instructs
                                          the ESOP Trustee to vote in
                                          accordance with the voting
                                          instructions indicated above and
                                          hereby acknowledges receipt of the
                                          letter from the Committee dated
                                          January 2, 2003, a Notice of Annual
                                          Meeting of Stockholders of Carver
                                          Bancorp, Inc., a Proxy Statement
                                          for the Annual Meeting, and an
                                          Annual Report for the fiscal year
                                          ended March 31, 2002.

                                          --------------------------------------
                                          --------------------------------------
                                          Signature
                                          --------------------------------------
                                                          Title

                                          Dated: --------------------, 2003
                                          Please date and sign exactly as
                                          your name appears on this
                                          instruction and return in the
                                          enclosed envelope. If acting as an
                                          attorney, executor, administrator,
                                          trustee, guardian or otherwise,
                                          please so indicate when signing. If
                                          the signer is a corporation, please
                                          sign the full corporate name, by a
                                          duly authorized officer. If shares
                                          are held jointly, each shareholder
                                          named should sign.

                                          * For purposes of directing the
                                          voting of the Shares for which no
                                          instructions are received,
                                          abstentions will be disregarded.